EATON VANCE ALABAMA MUNICIPALS FUND
                      EATON VANCE TENNESSEE MUNICIPALS FUND

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 1998



1. The footnote to the sales charge and dealer commissions table under "How to Buy Shares" on page 25 of the prospectus is replaced with the following:

         *No sales charge is payable at the time of purchase on investments of $1 million or more. In addition, until April 30, 1998, no sales charge is payable at the time of purchase of the Alabama and Tennessee Funds where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days' prior to the purchase of the shares and the redeemed shares were potentially subject to a sales charge. A CDSC of 0.50% will be imposed on both such investments (as described below) in the event of certain redemptions within 12 months of purchase.

2. The last paragraph on page 27 of the Prospectus under "How to Redeem Shares" is replaced with the following:

         CLASS A SHARES. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they will be subject to a .50% CDSC if redeemed within 12 months of purchase. In addition, until April 30, 1998, Class A shares of the Alabama and Tennessee Funds may be purchased at net asset value where the amount invested represents redemption proceeds from an unaffiliated mutual fund (as described under "How to Buy Shares"), subject to a .50% CDSC if redeemed within 12 months of purchase.





April 9, 1998                                                            ALTN/PS